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                                                                  EXHIBIT 10.38


                            SECURED PROMISSORY NOTE

$500,000                                                      BOULDER, COLORADO
                                                               DECEMBER 2, 1998

         For value received, Apexx Technology, Inc., an Idaho corporation ("Borrower"), hereby unconditionally promises to pay to the order of eSoft, Inc., a Delaware corporation ("Lender"), or any subsequent Holder or Holders of this Note (the "Holder"), on the earlier to occur of (i) August 1, 1999, or
(ii) when declared due and payable by the Holder upon the occurrence of an event of default specified in the Loan Agreement (as defined below), at its offices at 5335-C Sterling Drive, Boulder, Colorado 80301, or at such other place as designated in writing by the Holder hereof, in lawful money of the United States of America and in immediately available funds, the aggregate principal sum of Five Hundred Thousand and No/100 Dollars ($500,000) or so much thereof as may be advanced by Holder to Borrower hereunder.

         This Note evidences borrowings by the undersigned under that certain Loan Agreement of even date herewith (the "Loan Agreement"), between Borrower and Lender; and this Note and the Holder are entitled to all the benefits provided for under the Loan Agreement, to which reference is hereby made for a statement thereof. Terms used but not defined in this Note are defined in the Loan Agreement.

         Interest will accrue on the outstanding amount of this Note at a rate equal to the Prime Rate (as defined herein) in effect from time to time, plus 2%, compounded monthly and adjusted on a quarterly basis. If any amounts due on this Note are not paid in full when such amounts become due and payable, interest will accrue on the outstanding amount of this Note at a rate equal to the Prime Rate in effect from time to time, plus 4%, compounded monthly and adjusted on a quarterly basis, until such amounts are paid. Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

         Accrued interest is payable monthly, and is due by the last day of each month. Interest for each monthly period will be computed by applying the applicable interest rate to each day's ending principal balance on this Note. The daily balance of this Note shall be computed by taking the principal balance at the beginning of each day, adding any Advances made that day, and subtracting any principal payments made as of that day. Interest begins to accrue on the date an Advance is made.

         Interest under this Note shall not exceed the maximum rate permitted by law. If any amount is paid under this Note as interest in excess of such maximum lawful rate, then the amount so paid will not constitute interest but rather will constitute a prepayment on account of the principal amount of this Note.

         The amounts due under this Note are secured by (a) a pledge of 344,635 shares of Borrower's Common Stock, no par value, pursuant to a pledge agreement in the form attached hereto as Annex A, and (b) all of Borrower's assets pursuant to a security agreement in the form attached hereto as Annex B.




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         Notwithstanding anything contained herein to the contrary, without the prior written consent of the boards of directors of Borrower and Lender, no advancements shall be made hereunder such that the total of all advancements of principal recorded, less all payments of principal recorded, exceeds $500,000.

         It is expressly agreed that this Note evidences a revolving line of credit, the maximum principal amount of which line of credit shall not exceed Five Hundred Thousand and No/100 Dollars ($500,000). Accordingly, at all times the total of all advancements of principal recorded on a schedule attached hereto, less all payments of principal recorded on such schedule, shall not exceed Five Hundred Thousand and No/Dollars ($500,000). It is contemplated that the principal of this Note may be advanced to Borrower in a series of advancements to be made from time to time in the sole and absolute discretion of Lender. The amounts of the advances and payments recorded by Lender on a schedule attached hereto shall be binding upon Borrower as to the amount owed by Borrower. This Note may be paid in full from time to time, but shall nevertheless remain in full force and effect to evidence any advances made under such revolving line of credit after any such payment in full. This Note may be prepaid, in whole or in part, at any time and from time to time without premium or penalty of any kind.

         The payment of the principal of and interest on this Note is hereby expressly subordinated in right of payment to the prior payment in full of all indebtedness under Borrower's lines of credit with Idaho Independent Bank not to exceed $200,000 in the aggregate principal amount, together with accrued and unpaid interest.

         Borrower may make principal payments of this Note at any time and in any amount. Payments made prior to the date of maturity of this Note shall be applied first to any expenses of Lender incurred in connection with the Loan Agreement (including any expenses incurred in the enforcement of this Note), then to accrued and unpaid interest and then to the outstanding principal balance of the Note.

         Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Holder may accept security for this Note or release security of this Note without in any way affecting the liability of Borrower hereunder.

         All payments under this Note shall be made without defense, set-off, or counterclaim, free and clear of and without deduction for any taxes of any nature now or hereafter imposed.

         The term "Prime Rate" shall mean the prime rate as announced from time to time by the Wall Street Journal from time to time as the "prime rate." Such rate is determined by the Wall Street Journal as a general reference rate of interest, taking into account such factors as the Wall Street Journal may deem appropriate, it being understood that it is not necessarily the lowest or best rate actually charged by any bank to any customer.





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         THE UNDERSIGNED HEREBY WAIVES DEMAND AND PRESENTMENT FOR PAYMENT,
PROTEST, AND NOTICE OF PROTEST AND OF NONPAYMENT.

         The failure or delay by the Holder of this Note in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance. The Holder of this Note may not waive any of its rights except by an instrument in writing signed by the Holder. The Holder of this Note may assign the rights hereunder without the consent of Borrower. The provisions of this Note shall be binding upon and shall inure to the benefit of the successors and assigns of the undersigned, which shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the undersigned.

         If this Note is not paid at maturity, however such maturity may be brought about, and this Note is placed in the hands of an attorney for collection or if collection by suit or through the probate court, bankruptcy court, or by any other legal or judicial proceeding is sought, Borrower agrees to pay all expenses incurred, including attorneys' fees, all of which shall become a part of the principal hereof.

         This Note and the obligations of the undersigned shall be governed by and construed in accordance with the laws of the State of Colorado. For purposes of any proceeding involving this Note or any of the obligations of the undersigned, the undersigned hereby submits to the non-exclusive jurisdiction of the courts of the State of Colorado and of the United States having jurisdiction in the County of Boulder and State of Colorado, and agrees not to raise and waives any objection to or defense based upon personal jurisdiction or the venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceedings with respect to this Note or with respect to any of its obligations hereunder in any other court unless such courts of the State of Colorado and of the United States determine that they do not have jurisdiction in the matter.

         This Note may not be amended without the prior written approval of the Holder.


                                  Apexx Technology, Inc.


                                  By: /s/ Tom Loutzenheiser
                                     ----------------------------------------
                                  Name:  Tom Loutzenheiser
                                  Title: President and Chief
                                         Executive Officer






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                                  SCHEDULE OF
                ADVANCES AND PAYMENTS OF PRINCIPAL AND INTEREST

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                                                                      AMOUNT OF           UNPAID PRINCIPAL       NOTATION MADE BY
  DATE         AMOUNT OF ADVANCE     PRINCIPAL PAID OR PREPAID      INTEREST PAID         BALANCE OF LOAN           (INITIALS)
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

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